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                                                                      EXHIBIT 11

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Post Effective Amendment No. 10 to Registration Statement No. 33-39538 of CitiFunds Trust III (formerly known as Landmark Funds III) of our reports each dated October 6, 1997 appearing in the annual report to shareholders for the year ended August 31, 1997 of CitiFunds U.S. Treasury Reserves (a series of CitiFunds Trust III) and U.S. Treasury Reserves Portfolio, and to the references to us under the headings "Condensed Financial Information" in the Prospectus and "Independent Accountants and Financial Statements" in the Statement of Additional Information, both of which are part of such Registration Statement.

Deloitte & Touche LLP
Boston, Massachusetts
December 23, 1997
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                                                                      EXHIBIT 11

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 21 to the registration statement on Form N-1A (the "Registration Statement") of CitiFunds Trust III (formerly Landmark Funds III) of our report dated October 6, 1997, relating to the financial statements and financial highlights of CitiFunds Cash Reserves (formerly Landmark Cash Reserves) appearing in the August 31, 1997 Annual Report of CitiFunds Cash Reserves (formerly Landmark Cash Reserves), which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Condensed Financial Information" in the Prospectus and under the heading "Independent Accountants and Financial Statements" in the Statement of Additional Information.

/s/ Price Waterhouse LLP
    Price Waterhouse LLP
Boston, Massachusetts
December 23, 1997
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                                                                      EXHIBIT 11

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Statement of Additional Information constituting parts of this Post-Effective Amendment No. 21 to the registration statement on Form N-1A (the "Registration Statement") of CitiFunds Trust III (formerly Landmark Funds III) of our report dated October 6, 1997, relating to the financial statements and financial highlights of Cash Reserves Portfolio appearing in the August 31, 1997 Annual Report of CitiFunds Cash Reserves (formerly Landmark Cash Reserves), which are also incorporated by reference into the Registration Statement. We also consent to the reference to us under the heading "Independent Accountants and Financial Statements" in the Statement of Additional Information.

/s/ Price Waterhouse
Chartered Accountants
Toronto, Ontario
December 23, 1997